UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2018

BLUELINX HOLDINGS INC.

(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Bylaws

On November 29, 2018, the Board of Directors (the “Board”) of BlueLinx Holdings Inc., a Delaware corporation (the “Company”), adopted and approved, effective immediately, the Second Amended and Restated Bylaws of the Company (the “Bylaws”). The Bylaws include, among other things, the following amendments:

•	Section 2.11 of the Bylaws has been amended to (i) remove a provision that eliminates the ability of the Company's stockholders to take action by written consent in lieu of a meeting and (ii) add a new Section 2.11, which principally requires that stockholders seeking to act by written consent shall first request in writing that the Board fix a record date for determining the stockholders entitled to act by written consent. If the Board determines that any request to fix a record date or to take stockholder action by written consent was not properly made in accordance with Section 2.11, or the stockholders seeking to take such action by written consent do not otherwise comply with Section 2.11, then the Board shall not be required to fix a record date and any such purported action by written consent shall be null and void to the fullest extent permitted by applicable law.

•	Section 2.13 (Notice of Business to be Brought Before a Meeting) and Section 2.14 (Nomination of Directors) of the Bylaws have been added to update and replace the advance notice requirements that were previously set forth in Section 2.02 (Annual Meeting). In general, Section 2.13 and Section 2.14 of the Bylaws require stockholders intending to submit proposals or nominations at a stockholders meeting to provide the Company with advance notice thereof, including information regarding the stockholder proposing the business or nomination as well as information regarding the proposed business or nominee. Further, these two new sections provide, among other things, that (i) no business shall be conducted at any annual meeting except in accordance with the procedures set forth in Section 2.13 (except that any stockholder proposal which complies with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the Company’s proxy statement for an annual meeting shall be deemed to comply with the requirements of Section 2.13); (ii) the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by the Board in accordance with the Bylaws; and (iii) no person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in Section 2.14.

•	Article X (Registered Office and Registered Agent) of the Bylaws has been amended to reflect the name of the Company’s current registered agent and the address of its registered office in the State of Delaware.

The foregoing description is qualified in its entirety by the Bylaws which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of BlueLinx Holdings Inc. dated as of November 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2018	BlueLinx Holdings Inc.

	By:	/s/ Justin Heineman
Justin Heineman
Vice President, General Counsel, and Corporate Secretary